SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2009

MUSCATO GROUP, INC.
 (Exact name of registrant as specified in Charter)

Nevada	333-153536
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2301 Maitland Center Parkway, Suite 240
Maitland, Florida 32751
(Address of principal executive offices)

(407) 551-1300
Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As more fully described in the Current Report Form 8-K dated October 1, 2009, pursuant to the terms of a Share Exchange Agreement dated September 30, 2009, the 5,000,000 shares issued to Diane Pyun have been cancelled effective December 17, 2009 because all of the terms of the Share Exchange Agreement have been met.  Accordingly, the number of shares issued and outstanding as of today’s date are 8,127,500.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro Forma financial information

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

Nor applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCATO GROUP, INC.

Date: December 17, 2009	By:	/s/ Michael A. Muscato
Michael A. Muscato Chairman of the Board of Directors